Exhibit 10(h)(i)

FIRST AMENDMENT TO TERM LOAN AGREEMENT

This FIRST AMENDMENT TO TERM LOAN AGREEMENT (this “Amendment”) dated as of June 19, 2012, by and among REGENCY CENTERS, L.P., a Delaware limited partnership (the “Borrower”), REGENCY CENTERS CORPORATION, a Florida corporation (the “Parent”), each of the Lenders, and Wells Fargo Bank, National Association, as Administrative Agent (together with its successors and assigns, the “Administrative Agent”) for the Lenders.

WHEREAS, the Borrower, the Parent, the Lenders, the Administrative Agent and certain other parties have entered into that certain Term Loan Agreement dated as of November 17, 2011 (as in effect immediately prior to the effectiveness of this Amendment, the “Credit Agreement”), and desire to amend certain provisions of the Credit Agreement on the terms and conditions contained herein;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

Section 1. Amendment to Credit Agreement. The Loan Agreement is amended by restating the definition of “Delayed Draw Availability Period” set forth in Section 1.1. in its entirety as follows:

“Delayed Draw Availability Period” means the period from the Initial Funding Date until the earlier of (i) January 11, 2013, and (ii) the date that the aggregate amount of Delayed Draw Term Loans funded since the Initial Funding Date equal the initial aggregate amount of the Delayed Draw TL Commitments of all Lenders.

Section 2.    Conditions Precedent. The effectiveness of this Amendment is subject to receipt by the Administrative Agent of each of the following, each in form and substance satisfactory to the Administrative Agent:

(a)    A counterpart of this Amendment duly executed by the Borrower, the Administrative Agent and each of the Lenders;

(b)    An Acknowledgement substantially in the form of Exhibit A attached hereto, executed by each Guarantor; and

(c)    Such other documents, instruments and agreements as the Administrative Agent may reasonably request.

Section 3. Representations. The Borrower and Parent represent and warrant to the Administrative Agent and the Lenders that:

(a)    Authorization. Each of the Borrower and the Parent has the right and power, and has taken all necessary action to authorize it, to execute and deliver this Amendment and to perform its obligations hereunder and under the Credit Agreement, as amended by this Amendment, in accordance with their respective terms. This Amendment has been duly executed and delivered by a duly authorized officer of the Borrower and the Parent and each of this Amendment and the Credit Agreement, as amended by this Amendment, is a legal, valid and binding obligation of the Borrower and the Parent enforceable against the Borrower and the Parent in accordance with its respective terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability.

(b)    Compliance with Laws, etc. The execution and delivery by each of the Borrower and the Parent of this Amendment and the performance by the Borrower and the Parent of this Amendment and the Credit Agreement, as amended by this Amendment, in accordance with their respective terms, do not and will not, by the passage of time, the giving of notice or otherwise: (i) require any Governmental Approval or violate any Applicable Law (including Environmental Laws) relating to the Borrower or any other Loan Party; (ii) conflict with, result in a breach of or constitute a default under the organizational documents of Borrower, Parent, or any other Loan Party, or any indenture, agreement or other instrument to which the Borrower, Parent, or any other Loan Party is a party or by which it or any of its properties may be bound; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by the Borrower, Parent, or any other Loan Party.

(c)    No Default. No Default or Event of Default has occurred and is continuing as of the date hereof or will exist immediately after giving effect to this Amendment.

Section 4. Reaffirmation of Representations by Borrower and Parent. Each of the Borrower and the Parent hereby repeats and reaffirms all representations and warranties made by the Borrower and the Parent and the other Loan Parties to the Administrative Agent and the Lenders in the Credit Agreement and the other Loan Documents on and as of the date hereof with the same force and effect as if such representations and warranties were set forth in this Amendment in full.

Section 5. Certain References. Each reference to the Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment.

Section 6. Expenses. The Borrower shall reimburse the Administrative Agent upon demand for all costs and expenses (including attorneys' fees) incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and the other agreements and documents executed and delivered in connection herewith.

Section 7. Benefits. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

Section 8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

Section 9. Effect. Except as expressly herein amended, the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. The amendments contained herein shall be deemed to have prospective application only from the date as of which this Amendment is dated, unless otherwise specifically stated herein.

Section 10. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

Section 11. Definitions. All capitalized terms not otherwise defined herein are used herein with the respective definitions given them in the Credit Agreement as amended by this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Term Loan Agreement to be executed as of the date first above written.

BORROWER:

Regency Centers, L.P.

By: Regency Centers Corporation,
its sole general partner

By: /s/ Andre N. Koleszar
Name: Andre N. Koleszar
Title: Vice President - Regional Officer

PARENT:

Regency Centers Corporation

By: /s/ Andre N. Koleszar
Name: Andre N. Koleszar
Title:    Vice President - Regional Officer

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Wells Fargo Bank, National Association, as Administrative Agent and as a Lender

By: /s/ Andrew W. Hussion
Name: Andrew W. Hussion
Title: Vice President

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PNC BANK, NATIONAL ASSOCIATION, as a Lender

By: /s/ Ken Carl
Name: Ken Carl
Title: Senior Vice President

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REGIONS BANK, as a Lender

By: /s/ Paul E. Burgan
Name: Paul E. Burgan
Title:    Vice President

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SUNTRUST BANK, as a Lender

By: /s/ Nancy B. Richards
Name: Nancy B. Richards
Title:    Senior Vice President

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U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By: /s/ Joseph Hord
Name: Joseph Hord
Title:    Vice President

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THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
as a Lender

By: /s/ Charles Stewart
Name: Charles Stewart
Title:    Director

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BANK OF AMERICA, N.A., as a Lender

By: /s/ Michael W. Edwards
Name: Michael W. Edwards
Title:    Senior Vice President

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JPMORGAN CHASE BANK, N.A., as a Lender

By: /s/ Mohammad S. Hasan
Name: Mohammad S. Hasan
Title:    Vice President

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ROYAL BANK OF CANADA, as a Lender

By: /s/ Dan LePage
Name: Dan LePage
Title:    Authorized Signatory

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SUMITOMO MITSUI BANKING CORPORATION,
as a Lender

By: /s/ William G. Karl
Name: William G. Karl
Title:    General Manager

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COMERICA BANK, as a Lender

By: /s/ Michael T. Shea
Name: Michael T. Shea
Title:    Vice President

EXHIBIT A

FORM OF GUARANTOR ACKNOWLEDGEMENT

THIS GUARANTOR ACKNOWLEDGEMENT dated as of June 19, 2012 (this “Acknowledgement”) executed by each of the undersigned (the “Guarantors”) in favor of Wells Fargo Bank, National Association, as Administrative Agent (the “Administrative Agent”), and each “Lender” a party to the Credit Agreement referred to below (the “Lenders”).

WHEREAS, Regency Centers, L.P., a Delaware limited partnership (the “Borrower”), Regency Centers Corporation, a Florida corporation (the “Parent”), the Lenders, the Administrative Agent and certain other parties have entered into that certain Term Loan Agreement dated as of November 17, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, each of the Guarantors is a party to that certain Guaranty dated as of November 17, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”) pursuant to which they guarantied, among other things, the Borrower's obligations under the Credit Agreement on the terms and conditions contained in the Guaranty;

WHEREAS, the Borrower, the Parent, the Administrative Agent and the Lenders are to enter into a First Amendment to Term Loan Agreement dated as of the date hereof (the “Amendment”), to amend the terms of the Credit Agreement on the terms and conditions contained therein; and

WHEREAS, it is a condition precedent to the effectiveness of the Amendment that the Guarantors execute and deliver this Acknowledgement;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows:

Section 1. Reaffirmation. Each Guarantor hereby reaffirms its continuing obligations to the Administrative Agent and the Lenders under the Guaranty and agrees that the transactions contemplated by the Amendment shall not in any way affect the validity and enforceability of the Guaranty, or reduce, impair or discharge the obligations of such Guarantor thereunder.

Section 2. Governing Law. THIS ACKNOWLEDGEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

Section 3. Counterparts. This Acknowledgement may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

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IN WITNESS WHEREOF, each Guarantor has duly executed and delivered this Guarantor Acknowledgement as of the date and year first written above.

REGENCY CENTERS CORPORATION

By: /s/ Andre N. Koleszar
Name: Andre N. Koleszar
Title:    Vice President - Regional Officer